                      [Confidential Treatment Requested]

                        VALUE ADDED RESELLER AGREEMENT


THIS AGREEMENT ("Agreement") is made this 25th day of November, 1996 by and between HYBRID NETWORKS, INC., ("Hybrid") having its principal place of business at 10161 Bubb Road, Cupertino, CA 95014 and Network System Technologies ("VAR") having its principal place of business at 3509 Mt. Davidson Ct., San Jose, CA 95124.

                                    RECITALS

WHEREAS, Hybrid is engaged in the design and manufacture of certain computer networking systems and software ("Products"), and desires to appoint VAR as its value added reseller for such Products within the territory hereinafter specified; and

WHEREAS, VAR is experienced in system design, sale, installation and maintenance of products compatible with Hybrid's Products, and desires to serve as Hybrid's value added reseller within the territory hereinafter specified;

NOW THEREFORE, in consideration of the premises and mutual promises, undertakings, covenants and conditions herein set forth, the parties hereby agree as follows:

1. APPOINTMENT AS VAR

Hybrid hereby appoints VAR, and VAR hereby accepts appointment as Hybrid's non-exclusive, worldwide value added reseller to sell, install, maintain, carry inventory and provide system design and site certification services for the Products, such appointment to be fully subject to the terms and conditions hereinafter provided. Notwithstanding anything contained herein to the contrary, Hybrid maintains the right to sell Products directly or through third parties to end-users in the territory described in Paragraph 5 of this Agreement without any compensation due VAR.

2. TERM OF AGREEMENT

This Agreement shall come into force on the date first written above ("Effective Date") and shall remain valid for orders placed during the period of 12 months beginning on the Effective Date ("Ordering Period") for delivery during the period of 14 months beginning on the Effective Date ("Delivery Period").

3. GRANT OF DISCOUNTS

The prices for any Products ordered from Hybrid by VAR shall be discounted by [**]% from Hybrid's list prices as shown on Appendix A.

4. ORDERING


[**Confidential Treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and filed separately with the Securities and Exchange Commission].

Orders placed by VAR for Products will be accepted by Hybrid provided that:

      a) VAR complies with all of the provisions of this Agreement;
      b) the order is received and accepted by Hybrid during the Ordering Period for delivery during the Delivery Period;
      c) the order contains an express reference to this Agreement;
      d) the value of any single order is no less than $5,000.00; and
      e) the order specifies the Products ordered, purchase price(s), exact "ship-to" and "bill-to" address and requested delivery schedule.

5. WARRANTY

  5.1 Hybrid warrants all Products will be free from defects of material and workmanship for a period of ninety (90) days under normal operating conditions, from the date of delivery to VAR's customer, or for a period of one hundred eighty (180) days from date of shipment by Hybrid, whichever comes first.

  Should a product fail within this warranty period, Hybrid will repair or replace, at its discretion, the defective Product when it is returned to Hybrid, shipping prepaid. Replacement Products may be refurbished or contain refurbished materials. Proof of date of delivery of the returned Product is required.

  This warranty will apply to all repaired or replaced Products for ninety
  (90) days following delivery of the Product to VAR's customer or its representative. This warranty does not apply if, in Hybrid's judgment, the Product failure was caused by abuse or misuse by the VAR or customer, accidental or otherwise.

  Repair or modification by anyone other than Hybrid or an approved agent is expressly prohibited and will result in voiding this warranty. The maximum liability of Hybrid is limited to the purchase price of the Product covered by the warranty.

  EXCEPT FOR THE EXPRESS WARRANTY STATED HEREIN, HYBRID DISCLAIMS ALL WARRANTIES OF PRODUCTS FURNISHED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

  5.2 VAR shall have no right or authority, express or implied, directly or indirectly, to alter, enlarge or limit the representations or guarantees beyond those expressly contained in Paragraph 5.1. In the event that VAR makes unauthorized representations or guarantees beyond those contained in Paragraph 5.1 in connection with the sale, distribution, or handling of the Products, VAR shall hold harmless and indemnify Hybrid for any expenses, claims, damages or liability of any nature whatsoever arising from or related to such unauthorized representations or guarantees, including without limitation, attorney's fees.

6. REPRESENTATIONS AND WARRANTIES OF VAR

         6.1 VAR warrants and represents that:

          a) it is a Value Added Reseller;
          b) it is an experienced user of computer networking equipment and software and will not require any significant assistance from Hybrid in the incorporation of Products supplied by Hybrid; and,
          c) it will rely largely on its own skill and expertise in selection of Products suitable for its purposes.

         6.2 In a manner satisfactory to Hybrid and at VAR's sole expense, VAR agrees to:

          a) employ a competent and aggressive sales and technical support organization;
          b) maintain adequate manpower and facilities to assure prompt handling of inquiries, orders and shipments of Products;
          c) carry an adequate inventory in order to assure timely "off-the-shelf" delivery;
          d) assist customers with system design and site certification;
          e) sell, install and secure acceptance of Hybrid's Products;
          f) keep Hybrid informed as to problems encountered and resolutions and to communicate promptly to Hybrid any and all modifications, design changes or improvements of the Products suggested by any customer, or any employees or agent of VAR, and VAR further agrees that Hybrid shall be and remain the exclusive owner of such information; and
          g) submit a monthly sales forecast of Products covering the next three months by the third week of each month.

          6.3 VAR agrees to act and perform with reasonable efforts in the best interest of Hybrid and at no time do, cause or permit to be done, published or said, any information, act or thing which is or may be detrimental to the best interests or business reputation of Hybrid.

7. TERMS AND CONDITIONS OF SALE

Terms of payment will be Net 30 days from date of shipment. All amounts are payable to Hybrid Networks, Inc. at the address set forth on the invoice. Delivery will be F.O.B. point of shipment. Shipments will be made to the place or places specified on VAR's orders. VAR has a period of thirty (30) days following date of shipment or ten (10) days after receipt of Product, whichever is earlier, within which to notify Hybrid in writing of any discrepancies in the shipment.

If VAR fails to satisfy Hybrid on payment arrangements, Hybrid may refuse to accept an order or may allow VAR to make other arrangements satisfactory to Hybrid prior to shipment.

8. PROPRIETARY INFORMATION; NONDISCLOSURE

VAR acknowledges that, in the course of selling the Products and performing its duties under this Agreement, it may obtain information relating to the Products and to Hybrid which is of a confidential and proprietary nature ("Proprietary Information"). Such Proprietary Information may include, but is not limited to, trade secrets, know-how, invention techniques, processes, programs, schematics, software source documents, data, VAR lists, financial information, and sales and marketing plans. VAR shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its termination, keep in trust and confidence all such Proprietary Information, and shall not use such Proprietary Information other than in the course of its duties under this Agreement, nor shall VAR disclose any of such Proprietary Information without Hybrid's written consent. VAR further agrees to immediately return to Hybrid all Proprietary Information (including copies thereof) in VAR's possession, custody, or control upon termination of this Agreement at any time and for any reason.

9. TERMINATION

   9.1 This Agreement will automatically terminate 1 year from the date first written above. It may be sooner canceled as herein set forth and it may be renewed or extended in writing by mutual agreement. Hybrid neither represents nor implies its intention to grant such renewals or extensions.

   9.2 Either party may terminate this Agreement immediately if the other party becomes insolvent or if there is instituted by or against the other party any proceedings in bankruptcy or if the other party shall make an assignment for the benefit of creditors.

   9.3 Either party may terminate this Agreement upon the breach of any material warranty or representation or the default or non-performance by the other party of its material obligations under this Agreement or any other agreements or instruments executed and delivered in connection with this Agreement, if such breach, default or non-performance continues uncured for a period of thirty (30) days after the other party's receipt of written notice thereof from the other party giving such notice.

   9.4 Upon termination of this Agreement pursuant to Paragraph 9.2 and Paragraph 9.3, all invoices submitted to VAR in respect of orders shall immediately become due for payment and all outstanding orders for Products shall automatically terminate insofar as they relate to Products not delivered as of the date of termination.

10. MISCELLANEOUS

   10.1 ROLE OF PARTIES; INDEPENDENT CONTRACTORS: Hybrid and VAR are and at all times shall be and remain independent contractors as to each other. and at no time shall either be deemed to be the agent of the other and no joint ventures, partnership, agency or other relationship shall be created or implied hereby or herefrom. Except as is expressly set forth herein, each party shall bear full and sole responsibility for its own expenses, liabilities, costs of operation, and the like.

   10.2 ASSIGNMENT: This Agreement may not be assigned or transferred by VAR without Hybrid's prior written consent, executed by an authorized official of Hybrid.

   10.3 BINDING EFFECT: Subject to subparagraph 10.2 above, this Agreement shall be binding upon and shall insure to the benefits of the parties, their successors and assigns.

   10.4 FORCE MAJEURE: Notwithstanding anything contained in this Agreement to the contrary, neither party shall be liable to the other for failure to perform any obligation under this Agreement (nor shall any charge or payments be made in respect thereof) if prevented from doing so by reason of acts of God, strikes, labor unrest, embargoes, civil commotion, rationing or other governmental orders or requirements, acts of civil or military authorities, or other contingencies if and to the extent such cause is beyond the reasonable control of such party and all requirements as to notice, another performance required hereunder within a specified period, shall be automatically extended to accommodate the period of any such cause which shall interfere with such performance.

   10.5 DISCLAIMER AND LIMITATION OF LIABILITY: In no event will Hybrid be liable for special, indirect or consequential damages or any damages whatsoever resulting from loss of use, data or profits arising out of or in connection with the contract between VAR and VAR's customer. Hybrid's liability for damage to property shall be limited to physical damage directly caused by the sole negligence of Hybrid and in no event shall exceed the value of the order between Hybrid and VAR.

   10.6 NOTICES: Any notice required to be given by either party to the other party shall be in writing and shall be deemed given if personally delivered, if sent by facsimile (with receipt acknowledged) to the facsimile number the other party set forth below or if mailed postage prepaid, to:

          If to HYBRID:                 If to Network System Technologies:
          10161 Bubb Road               3509 Mt. Davidson Ct.
          Cupertino, CA 95014           San Jose, CA 95124
          ATTN.: Craig Stein            ATTN.:   Ed Moura
          Fax no. 408/725-2439          Fax no.:  (408) 371-2991

   or such other address as the party to which the notice is sent shall have provided to the other party by written notice in accordance with this
   Section 10.6.

   10.7 ANNOUNCEMENTS: No announcement to the press or to any third party of the transactions contemplated herein or to the provisions of this Agreement shall be made by either party unless the same shall be approved in advance in writing by both VAR and Hybrid.

   10.8 SEVERABILITY OF PROVISIONS: If any provision of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby.

   10.9 ENTIRE AGREEMENT: This Agreement states the entire agreement as of this date between VAR and Hybrid with respect to the subject matter hereof and supersedes all pre-existing oral, letter or other agreements or commitments with respect hereto. This Agreement may be modified only by agreement in writing executed by both parties hereto.

   10.10 COUNTERPARTS: This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall be effective when each of the parties hereto shall have duly executed this Agreement.

   10.11 GOVERNING LAW: This Agreement shall be governed by, and construed and enforced in accordance with, applicable federal law and the laws of the State of California.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written:

    ED MOURA                          HYBRID NETWORKS, INC.

By: /s/ Ed Moura                      /s/ Carl Ledbetter  12/3/96
   --------------------------------   ----------------------------------
                                        Carl Ledbetter
Its: President and CEO                  President
     ------------------------------

Date: November 25, 1996
     ------------------------------

                                   APPENDIX A


                               HYBRID'S PRICE LIST


                             SEE ATTACHED PRICE SHEETS

                                       Form A

                   Series 2000 Entry Level - Wireless Dow, Telephone Return

Product                                                               Configuration             Price
Code                         Component                               Min           Max           (US$)     Discount

HYBRID POP EQUIPMENT
ELS-2101      CyberManager 2000 Entry Level System Package            1             1             [**]        [**]
              (includes: Sparc 5 workstation & monitor, HSB-210,
              HEM 2004.  HybridWare + SW for 300 Subscribers
              and System Integration
ELS-2100      Additional RF Channel (4VSB) Package (includes:
              HSB-210, HEM 2004, OCM-160 & System Integration         0        As Required        [**]        [**]

SPARE AND SPECIAL ITEMS
HSB-210       Secure Encryption Card (SBUS)                           1             1             [**]        [**]
HEM-2004      Encoder/Modulator (4-VSB)                             NOTE 1     1 per 6 MHz        [**]        [**]
HEM-2004-B    Encoder-Baseband (4-VSB)                              NOTE 1     1 per 6 MHz        [**]        [**]
HEM-2004-I    Modulator-IF (4-VSB)                                  NOTE 1     1 per 6 MHz        [**]        [**]

COMMERCIAL POP EQUIPMENT ALSO AVAILABLE FROM HYBRID (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OEH-024       Ethernet Hub (Allied telesys 3024 TR 24-port)           1             1             [**]        [**]
OCM-160       C6M Modulator/Upconverter (USA Spec)                    1           NOTE 2          [**]        [**]
OCM-260       C6U Modulator/Upconverter (USA and International)       1           NOTE 2          [**]        [**]
OLP-110       Terminal Server (Portmaster) 10 Port                                                [**]        [**]
OLP-120       Terminal Server (Portmaster) 20 Port                                                [**]        [**]
OLP-130       Terminal Server (Portmaster) 30 Port                                                [**]        [**]
ORK-719       7-foot, 19-inch rack                                    1                           [**]        [**]

HYBRID CLIENT CABLE MODEMS
RLA-111       CCM (4-VSB) (flat Package)                                           NOTE           [**]        [**]
CCM-201       Client Cable Modem                                               As required        [**]        [**]
CCM-201-S     Client Cable Modem, encryption support (DES)                     As required        [**]        [**]

COMMERCIAL CABLE MODEM ACCESSORIES (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OTM-001       V.34 14.4 or 28.8 Phone  Modem (typ. US Robotics)                As required        [**]        [**]
OEH-005       Ethernet Hub (5-port support for five computers)                 As required        [**]        [**]
              (price varies depending on port requirements
OAD-001       Attune/Downconverter (PMI)                                       As required        [**]        [**]

HYBRID TECHNICAL SUPPORT AND TRAINING
TRN-201       4 Day Installation & Operations Training Pgrm                                       [**]        [**]
              System Integration

                  PRICES ONLY VALID FOR ORDERS PLACED BEFORE DECEMBER 1, 1997


Notes:
1. For local transmitter use HEM 2004. For remote transmitter, a HEM 2004-B and HEM-2004-1 pair with an STL microwave link is used.
2. One C6M is required per downstream carrier frequency; one C6U is required per 2 downstream carrier frequencies.
3.  For existing systems: additions and maintenance (A&M) only.
       Per agreed upon discount schedule:    LESS THAN 1000      [**]% discount
                                                1000-3000        [**]% discount
                                                3000-10000       [**]% discount

                                       Form B

                   Series 2000 - Cable Down, Telephone and Router Return

Product                                                               Configuration             Price
Code                         Component                               Min           Max           (US$)     Discount

HYBRID POP EQUIPMENT
CMG-2000      CyberManager 2000 with HybridWare + SW for 500          1             1             [**]        [**]
              Subscribers
SWP-0500      Subscriber Software Package for 500 add. Subs.        NOTE 1     As Required        [**]        [**]
SWP-2500      Software Package for 2,500 Subscribers                           As Required        [**]        [**]
CMD-2000      CM Downstream Router with HybridWare + SW               1        As Required        [**]        [**]
SEC-010       Secure Encryption Card (DES)                                         TBD            [**]        [**]
SQC-200-3     SIF (QAM) Card, 3-channel (each 10 Mbps)                1         2 per CMD         [**]        [**]
QMC-200-3     84 QAM Modulator Card, 3-channel (each 10 Mbps)         1         2 per CMD         [**]        [**]
CMU-2000-8T   CM Upstream Router with HybridWare + SW                 1        As Required        [**]        [**]
TDC-001-8     Phone Demodulator Card, 8 lines per card (USA spec)     1         8 per CMU         [**]        [**]

COMMERCIAL POP EQUIPMENT ALSO AVAILABLE FROM HYBRID (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OFS-200       Fast Ethernet Switch (Cisco Catalyst 2800)              1                           [**]        [**]
OCM-160       C6M Modulator/Upconverter (USA Spec)                    1           NOTE 2          [**]        [**]
OCM-260       C6U Modulator/Upconverter (USA and International)       1           NOTE 2          [**]        [**]
ORK-719       7-foot, 19-inch rack                                    1                           [**]        [**]

SPARE PARTS
LAC-010       10/100 BaseT LAN Interface Card                                                     [**]        [**]

HYBRID CLIENT CABLE MODEMS
CCM-201       Client Cable Modem                                               As required        [**]        [**]
CCM-201-S     Client Cable Modem, encryption support (DES)                     As required        [**]        [**]

COMMERCIAL CABLE MODEM ACCESSORIES (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OTM-001       V.34 14.4 or 28.8 Phone Modem (typ. US Robotics)                 As required        [**]        [**]
OEH-005       Ethernet Hub (5-port support for five computers)                 As required        [**]        [**]
              (price varies depending on port requirements

HYBRID TECHNICAL SUPPORT AND TRAINING
TRN-201       4 Day Installation & Operations Training Pgrm                                       [**]        [**]
              System Integration

                  PRICES ONLY VALID FOR ORDERS PLACED BEFORE DECEMBER 1, 1997

Notes:
1.  Price as listed when purchased with the CMG-2000.
2. One C6M is required per downstream carrier frequency; one C6U is required per 2 downstream carrier frequencies.
    Per agreed upon discount schedule:       LESS THAN 1000     [**]% discount
                                                1000-3000       [**]% discount
                                                3000-10000      [**]% discount

                                       Form C

                   Series 2000 - Cable Down, Cable Return

Product                                                               Configuration             Price
Code                         Component                               Min           Max           (US$)     Discount

HYBRID POP EQUIPMENT
CMG-2000      CyberManager 2000 with HybridWare + SW for 500          1             1             [**]        [**]
              Subscribers
SWP-0500      Subscriber Software Package for 500 add. Subs.        NOTE 1     As Required        [**]        [**]
SWP-2500      Software Package for 2,500 Subscribers                           As Required        [**]        [**]
CMD-2000      CM Downstream Router with HybridWare + SW               1        As Required        [**]        [**]
SEC-010       Secure Encryption Card (DES)                                         TBD            [**]        [**]
SQC-200-3     SIF (QAM) Card, 3-channel (each 10 Mbps)                1         2 per CMD         [**]        [**]
QMC-200-3     84 QAM Modulator Card, 3-channel (each 10 Mbps)         1         2 per CMD         [**]        [**]
CMU-2000-14C  CM Upstream Router with HybridWare + SW                 1        As Required        [**]        [**]
VDC-010-2     4-VSB Demodulator Card, 2 channels per card             1         14 per CMU        [**]        [**]
VBU-010-x     Hybrid Block Upconverter                                1           NOTE 2          [**]        [**]

COMMERCIAL POP EQUIPMENT ALSO AVAILABLE FROM HYBRID (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OFS-200       Fast Ethernet Switch (Cisco Catalyst 2800)              1                           [**]        [**]
OCM-160       C6M Modulator/Upconverter (USA Spec)                    1           NOTE 3          [**]        [**]
OCM-260       C6U Modulator/Upconverter (USA and International)       1           NOTE 3          [**]        [**]
OCS-016       16-way Splitter                                         1         1 per CMU       Pending       [**]
ODF-280       Diplex Filter                                           1                         Pending       [**]
ORK-719       7-foot, 19-inch rack                                    1                           [**]        [**]

SPARE PARTS
LAC-010       10/100 BaseT LAN Interface Card                                                     [**]        [**]

HYBRID CLIENT CABLE MODEMS
CCM-211       Client Cable Modem                                               As required        [**]        [**]
CCM-211-S     Client Cable Modem, encryption support (DES)                     As required        [**]        [**]

COMMERCIAL CABLE MODEM ACCESSORIES (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OTM-001       V.34 14.4 or 28.8 Phone Modem (typ. US Robotics)                 As required        [**]        [**]
OEH-005       Ethernet Hub (5-port support for five computers)                 As required        [**]        [**]
              (price varies depending on port requirements

HYBRID TECHNICAL SUPPORT AND TRAINING
TRN-211       5 Day Installation & Operations Training Pgrm                                       [**]        [**]
              System Integration

                  PRICES ONLY VALID FOR ORDERS PLACED BEFORE DECEMBER 1, 1997


1.  Price as listed when purchased with the CMG-2000.
2. One Hybrid Block Upconverter is required per block group of upstream frequencies.
3. One C6M is required per downstream carrier frequency; one C6U is required per 2 downstream carrier frequencies.
    Per agreed upon discount schedule:   LESS THAN 1000    [**]% discount
                                           1000-3000       [**]% discount
                                           3000-10000      [**]% discount

                                       Form D

                   Series 2000 - Wireless Down, Telephone or Router Return

Product                                                               Configuration             Price
Code                         Component                               Min           Max           (US$)     Discount

HYBRID POP EQUIPMENT
CMG-2000      CyberManager 2000 with HybridWare + SW for 500          1             1             [**]        [**]
              Subscribers
SWP-0500      Subscriber Software Package for 500 add. Subs.        NOTE 1     As Required        [**]        [**]
SWP-2500      Software Package for 2,500 Subscribers                           As Required        [**]        [**]
CMD-2000      CM Downstream Router with HybridWare + SW               1        As Required        [**]        [**]
SVC-010       Secure Encryption Card (DES)                            1         2 per CMD         [**]        [**]
HEM-2004      Encoder/Modulator (4-VSB)                             NOTE 2     1 per 5 MHz        [**]        [**]
HEM-2004-B    Encoder-Baseband (4-VSB)                              NOTE 2     1 per 6 MHz        [**]        [**]
HEM-2004-1    Modulator-IF (4-VSB)                                  NOTE 2     1 per 8 MHz        [**]        [**]
CMU-2000-8T   CM Upstream Router with HybridWare + SW                 1        As Required        [**]        [**]
TDC-001-8     Phone Demodulator Card, 8 lines per card (USA spec)     1         8 per CMU         [**]        [**]

COMMERCIAL POP EQUIPMENT ALSO AVAILABLE FROM HYBRID (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OFS-200       Fast Ethernet Switch (Cisco Catalyst 2800)              1                           [**]        [**]
OCM-160       C6M Modulator/Upconverter (USA Spec)                    1           NOTE 3          [**]        [**]
OCM-280       C6U Modulator/Upconverter (USA and International)       1           NOTE 3          [**]        [**]
ORK-719       7-foot, 19-inch rack                                    1                           [**]        [**]

SPARE PARTS
LAC-010       10/100 BaseT LAN Interface Card                       NOTE 1     1 per 6 MHz        [**]        [**]

HYBRID CLIENT CABLE MODEMS
CCM-101       Client Cable Modem                                               As required        [**]        [**]
CCM-101-S     Client Cable Mode, encryption support (DES)                      As required        [**]        [**]
CCM-161       CCM (4-VSB), Series 1000 compatible                              As required        [**]        [**]
CCM-161-S     CCM (4-VSB), Series 1000 compatible and encryption               As required        [**]        [**]
              support (DES)

COMMERCIAL CABLE MODEM ACCESSORIES (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT NOTICE)
OTM-001       V.34 14.4 or 28.8 Phone  Modem (typ. US Robotics)                As required        [**]        [**]
OEH-005       Ethernet Hub (5-port support for five computers)                 As required        [**]        [**]
              (price varies depending on port requirements
OAD-001       Antenna/Downconverter (PMI)                                      As required        [**]        [**]

HYBRID TECHNICAL SUPPORT AND TRAINING
TRN-201       4 Day Installation & Operations Training Pgrm                                       [**]        [**]
              System Integration

                  PRICES ONLY VALID FOR ORDERS PLACED BEFORE DECEMBER 1, 1997

Notes:
1.  Price as listed when purchased with the CMG-2000.
2. For local transmitter use HEM-2004. For remote transmitter, a HEM-2004-B & HEM-2004-1 pair with an STL microwave link is used.
3. One C8M is required per 6MHz channel: one C8U is required per two 6 MHz channels.
    Per agreed upon discount schedule:       LESS THAN 1000     [**]% discount
                                                1000-3000       [**]% discount
                                                3000-10000      [**]% discount